CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "AGREEMENT") dated as of February 28, 1996 is by and between PROLER INDUSTRIES, INC., a Delaware corporation ("PROLER INDUSTRIES"), and PROLER PROPERTIES, INC. a Texas corporation ("PROLER PROPERTIES").

                              WITNESSETH:

         WHEREAS, in connection with a restructuring of Proler International Corp., the ultimate parent corporation of Proler Industries and Proler Properties, (i) Proler International Corp. contributed certain of its assets and businesses to Proler Successor, Inc. and Proler Successor, Inc. assumed certain liabilities and obligations of Proler International pursuant to a Contribution Agreement of even date herewith (the "PROLER INTERNATIONAL CONTRIBUTION AGREEMENT", a copy of which is attached hereto as EXHIBIT "A"); (ii) Proler Successor, Inc. contributed certain of such assets and businesses to Proler Industries and Proler Industries assumed certain of such liabilities and obligations assumed by Proler Successor pursuant to a Contribution Agreement of even date herewith (the "PROLER SUCCESSOR CONTRIBUTION AGREEMENT", a copy of which is attached hereto as EXHIBIT "B"); and

         WHEREAS, Proler Industries wishes to contribute certain of the assets and businesses contributed to it by Proler Successor to Proler Properties, and wishes Proler Properties to assume certain of the liabilities and obligations of Proler International Corp. assumed by Proler Industries;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. CONTRIBUTION OF ASSETS TO PROLER PROPERTIES. Proler Industries agrees to contribute to Proler Properties those certain assets, contracts, properties, and other rights and interests listed on SCHEDULE 1 hereto (the "CONTRIBUTED ASSETS"), all of which were contributed to Proler Industries pursuant to the Proler Successor Contribution Agreement. Proler Industries agrees to execute and deliver such instruments, agreements, certificates, and other documents as shall be necessary or appropriate to convey title in the Contributed Assets to Proler Properties.

         2. ASSUMPTION OF CERTAIN LIABILITIES BY PROLER PROPERTIES. Proler Properties agrees to assume the debts, liabilities and obligations of Proler Industries listed in SCHEDULE 2 hereto (the "ASSUMED LIABILITIES"), all of which were assumed by Proler Industries pursuant to the Proler Successor Contribution Agreement. Proler Properties agrees to execute and deliver to Proler Industries such agreements, instruments, and other documents necessary or appropriate to effect and evidence its assumption of the Assumed Liabilities.


         3. EFFECTIVE DATE. This Agreement shall become effective at 2:40 p.m. on February 28, 1996, with the contribution of the Contributed Assets and the assumption of the Assumed Liabilities to be effective as of such date.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                             PROLER INDUSTRIES, INC.

                             By:      /s/ STEVEN F. GILLILAND
                             Name:        STEVEN F. GILLILAND
                             Title:       PRESIDENT


                             PROLER PROPERTIES, INC.

                             By:      /s/ STEVEN F. GILLILAND
                             Name:        STEVEN F. GILLILAND
                             Title:       PRESIDENT

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                                   SCHEDULE 1
                  ASSETS CONTRIBUTED TO PROLER PROPERTIES, INC.

Note Receivable from Howard Industries
Houston Maintenance Parts Inventory
Work in Progress
Land located on Furay Road
Land located on Coke Street
Land located on Middle Street
Real property - Liberty Road, Building & Equipment
Other Assets Held for Resale - Jacintoport Blvd.
Other Assets Held for Resale - Liberty Road

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                                   SCHEDULE 2
                 LIABILITIES ASSUMED BY PROLER PROPERTIES, INC.

Ad Valorem Tax Liability

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